                                                                     EXHIBIT 3.4

                                     BYLAWS

                                       OF

                        AMERICA WEST HOLDINGS CORPORATION

                                DECEMBER 19, 1996

LAST UPDATED MARCH 27, 2002

                                     BYLAWS
                                       OF
                        AMERICA WEST HOLDINGS CORPORATION

                       (as effective on December 19, 1996)

                                    ARTICLE I

                                    (OFFICES)

                  In addition to its registered office in the state of Delaware, the Corporation shall have a general office at Maricopa County, Arizona, and such other offices, either within or without the State of Delaware, at such locations as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                      SEAL

                  The Corporation shall have a seal, which shall have inscribed thereon its name and year of incorporation and the words, "Corporate Seal Delaware." The seal shall be kept in safe custody by the Secretary of the Corporation. It shall be affixed by the Chairman of the Board, the President or any Vice President, the Secretary or any Assistant Secretary, or the Treasurer to any corporate instrument or document requiring it, by practice or by law, and when so affixed, it may be attested by the signature of the officer so affixing it.

                                   ARTICLE III

                            MEETINGS OF STOCKHOLDERS

                  SECTION 3.01 PLACE OF MEETINGS. All meetings of stockholders of the Corporation shall be held at the general office of the Corporation in Maricopa County, State of Arizona, unless otherwise specified in the notice calling any such meeting.

                  SECTION 3.02 ANNUAL MEETINGS. (a) All annual meetings of stockholders shall be held on the first Tuesday of May, if not a legal holiday, and if a legal holiday, then on the next business day following, or at such other time, date and place as shall be determined by the Board of Directors from time to time.

                  (b) At each annual meeting the stockholders shall, by plurality of the votes cast, elect Directors and transact such other business as may properly be brought before them.

                                       1.

                  (c) The Board of Directors may, in advance of any annual or special meeting of the stockholders, adopt an agenda for such meeting, adherence to which the Chairman of the Board may enforce.

                  SECTION 3.03 SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation, for any purpose or purposes, unless otherwise prescribed herein or by statute, may be called by the Chairman of the Board and shall be called by the Secretary at the written request, or by resolution adopted by the affirmative vote, of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Stockholders of the Corporation shall not be entitled to request a special meeting of the stockholders.

                  SECTION 3.04 ACTION BY CONSENT IN LIEU OF A MEETING. Stockholders may act by consent in lieu of a meeting in accordance with Delaware Law only in the removal of directors in accordance with the Certificate of Incorporation of the Corporation.

                  SECTION 3.05 NOTICE OF MEETINGS. (a) Notices of meetings of stockholders shall be in writing and shall state the place (which may be within or without the state of Delaware), date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which a meeting is called. No business other than that specified in the notice thereof shall be transacted at any special meeting.

                  (b) Such notice shall either be delivered personally or mailed, postage prepaid, to each stockholder entitled to vote at such meeting not less than ten nor more than 60 days before the date of the meeting. If mailed, the notice shall be directed to the stockholder at his or her address as it appears on the records of the Corporation. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership.

                  (c) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder in writing, whether before or after such meeting is held, or if such stockholder shall sign the minutes or attend the meeting.

                  SECTION 3.06 STOCKHOLDER NOTICES. (a) At any meeting of the stockholders, only such business shall be conducted, and only such proposals shall be acted upon as shall have been brought before the meeting (i) by, or at the direction of the Board of Directors or (ii) by any stockholder who complies with the notice procedures set forth in this Section 3.06 (or for election of directors, with the notice provisions set forth in Section 4.03).

                  (b) For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 60 days nor

                                       2.

more than 90 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 70 days notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder to be timely must be so delivered or received no later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made.

                  (c) A stockholder's notice to the Secretary shall in addition set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares which are beneficially owned by the stockholder on the date of such stockholder notice and (iv) any material interest of the stockholder in such proposal.

                  SECTION 3.07 ADJOURNED MEETINGS. When a meeting is adjourned to another time or place, unless otherwise provided by these Bylaws, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders may transact any business which might have been transacted at the original meeting. If an adjournment is for more than 30 days or if after an adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

                  SECTION 3.08 QUORUM AND ADJOURNMENT. Except as otherwise provided by law, by the Certificate of Incorporation of the Corporation or by these Bylaws, the presence, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock issued and outstanding, entitled to vote thereat, and the voting rights of which are not suspended, shall be requisite and shall constitute a quorum for the transaction of business at all meetings of stockholders. If, however, such majority shall not be present or represented at any meeting of stockholders, the stockholders present, although less than a quorum, shall have the power to adjourn the meeting.

                  SECTION 3.09 MAJORITY VOTE REQUIRED. When a quorum is present at any meeting of stockholders, the affirmative vote of the majority of the aggregate voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall constitute the act of the stockholders, unless by express provision of law, the Certificate of Incorporation or these Bylaws a different vote is required, in which case such express provision shall govern and control.

                  SECTION 3.10 MANNER OF VOTING. At each meeting of stockholders, each stockholder having the right to vote, and whose voting rights have not been suspended shall be entitled to vote in person or by proxy. Proxies need not be filed with the Secretary of the Corporation until the meeting is called to order, but shall be filed before being voted. Each stockholder shall be entitled to vote each share of stock having voting

                                       3.

power registered in his or her name on the books of the Corporation on the record date fixed, as provided in Section 6.04 of these Bylaws, for the determination of stockholders entitled to vote at such meeting. All elections of directors shall be by written ballot.

                  SECTION 3.11 PROXIES. (a) At any meeting of stockholders, any stockholder may be represented and vote by proxy or proxies appointed by a written form of proxy. In the event that any form of proxy shall designate two or more persons to act as proxies, a majority of such persons present at the meeting or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by the form of proxy upon all of the persons so designated unless the form of proxy shall otherwise provide.

                  (b) The Board of Directors may, in advance of any annual or special meeting of the stockholders, prescribe additional regulations concerning the manner of execution and filing of proxies and the validation of the same, which are intended to be voted at any such meeting.

                  SECTION 3.12 PRESIDING OFFICER AND SECRETARY. At each meeting of stockholders, the Chairman of the Board shall preside and the Secretary shall act as Secretary of the meeting.

                  SECTION 3.13 DISREGARD OF NOMINATION OR PROPOSAL. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the person presiding over any meeting of the stockholders shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Article III or Section 4.03 and, if any proposed nomination or business is not in compliance with such provisions, to declare that such defective proposal or nomination shall be disregarded.

                  SECTION 3.14 INSPECTIONS OF ELECTIONS. The Board of Directors by resolution shall appoint one or more inspectors of election (which may include individuals who serve the Corporation in other capacities including, without limitation, as officers, employees, agents or representatives of the Corporation) to act at any meeting of the stockholders and make a written report thereof. Such appointments shall be made in accordance with, and each inspector shall have the duties prescribed by, Section 231 of the General Corporation Law of the State of Delaware (the "DGCL").

                                   ARTICLE IV

                                    DIRECTORS

                  SECTION 4.01 POWERS. The Board of Directors shall exercise all of the power of the Corporation except such as are by law, or by the Certificate of Incorporation of this Corporation or by these Bylaws conferred upon or reserved to the stockholders of any class or classes.

                                       4.

                  SECTION 4.02 NUMBER AND CLASSIFICATION. (a) The authorized number of directors of the corporation shall be ten (10), until such number is changed by an amendment to this Bylaw duly adopted by the Board of Directors or by proper action of the Stockholders. Directors need not be stockholders unless so required by the Certificate of Incorporation. Each director shall hold office until the election and qualification of his or her successor or until his or her resignation, disqualification, removal or death.

                  (b) Subject to and at such time as provided in the Certificate of Incorporation, the number of Directors shall be divided into three classes, as nearly equal in number as may be, to serve staggered three-year terms on the Board of Directors. In the case of any increase in the number of Directors of the Corporation, the additional Directors shall be classified so that all classes of Directors shall be increased equally as nearly as may be, and the additional Directors shall be elected as provided herein by the Directors or by the stockholders at an annual meeting. In case of any decrease in the number of Directors of the Corporation, all classes of Directors shall be decreased equally, as nearly as may be. Election of Directors shall be conducted as provided in the Certificate of Incorporation, in these Bylaws, or by applicable law.

                  (c) At all times the composition of the Board of Directors shall comply in all respects with the U.S. citizenship requirements of the Act (as hereinafter defined).

                  SECTION 4.03 NOMINATIONS. Except as otherwise provided in the Stockholders' Agreement, no person shall be elected to the Board of Directors of this Corporation at an annual meeting of the stockholders, or at a special meeting called for that purpose, unless a written nomination of such person to the Board of Directors (i) by a stockholder of the Corporation who is entitled to vote at such meeting shall be received by the Secretary of the Corporation at least 90 days prior to such meeting or (ii) is made by or at the direction of the Board of Directors.

                  SECTION 4.04 RESIGNATIONS. Any Director may resign at any time by giving written notice to the Board of Directors or the Secretary. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein. Acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 4.05 REMOVAL. Except as otherwise provided in the Stockholders' Agreement, at any special meeting of the stockholders duly called as provided herein, any Director may, by a vote of the holders of stock representing a majority of the voting power of all the shares of stock issued and outstanding and entitled to vote thereat, be removed from office with or without cause, and the successor of the Director so removed may be elected at such meeting. Stockholders shall have the right to act by written consent only in the removal of directors in accordance with the Stockholders' Agreement or any other voting agreement by and between GPA Group plc and AmWest Partners, L.P. and their successors and assigns, for so long as any such agreement remains in force and effect. In the absence of such an election, any vacancy may be filled as provided in Section 4.06.

                                       5.

                  SECTION 4.06 VACANCIES. (a) Except as otherwise provided in the Stockholders' Agreement, in case any vacancy shall occur on the Board of Directors because of death, resignation, retirement, disqualification, removal, an increase in the authorized number of Directors or any other cause, the Board of Directors may, at any meeting, by resolution adopted by the affirmative vote of a majority of the Directors then in office, though less than a quorum, elect a Director to fill such vacancy.

                  (b) If, as a result of a disaster or emergency (as determined in good faith by the then remaining Directors), it becomes impossible to ascertain whether or not vacancies exist on the Board of Directors, and a person is or persons are elected by Directors, who in good faith believe themselves to be a majority of the remaining Directors, to fill a vacancy or vacancies that said remaining Directors in good faith believe exists, then the acts of such person or persons who are so elected as Directors shall be valid and binding upon the Corporation and the stockholders, although it may subsequently develop that at the time of the election (i) there was in fact no vacancy or vacancies existing on the Board of Directors, or (ii) the Directors who so elected such person or persons did not in fact constitute a majority of the remaining Directors.

                  SECTION 4.07 PRESIDING OFFICER AND SECRETARY. At each meeting of the Board of Directors, the Chairman of the Board shall preside, and the Secretary shall act as secretary of the meeting.

                  SECTION 4.08 ANNUAL MEETINGS. The Board of Directors shall meet each year immediately following the annual meeting of stockholders, at the place where such meeting of stockholders has been held, or at such other place as shall be fixed by the person presiding over the meeting of the stockholders at which such Directors are elected, for the purpose of organization, election of officers, and consideration of such other business as the Board considers relevant to the management of the Corporation.

                  SECTION 4.09 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held on such dates and at such times and places, within or without the state of Delaware, as shall from time to time be determined by the Board of Directors; provided, however, that the Board of Directors shall hold at least four regular meetings in each year. In the absence of any such determination, such meetings shall be held at such times and places, within or without the State of Delaware, as shall be designated by the Chairman of the Board on not less than three calendar days' notice (specifying the time and place of the meeting and the agenda therefor) to each Director, given verbally or in writing either personally, by telephone, by facsimile transmission, by mail, by telegram or by telex.

                  SECTION 4.10 SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held at the call of the Chairman of the Board at such times and places, within or without the State of Delaware, as he or she shall designate, on not less than three calendar days' notice (specifying the time and place of the meeting and the agenda therefor) to each Director, given verbally or in writing either personally, by telephone, by

                                       6.

facsimile transmission, by mail, by telegram or by telex. Special meetings shall be called by the Secretary on like notice at the written request of a majority of the Directors.

                  SECTION 4.11 QUORUM AND POWERS OF A MAJORITY. At all meetings of the Board of Directors and of each committee thereof, a majority of the members shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Board of Directors or such committee, unless by express provision of law, of the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control. In the absence of a quorum, a majority of the members present at any meeting may, without notice other than announcement at the meeting, adjourn such meeting from time to time until a quorum is present.

                  SECTION 4.12 WAIVER OF NOTICE. Notice of any meeting of the Board of Directors, or any committee thereof, need not be given to any member if waived by him or her in writing, whether before or after such meeting is held, or if he or she shall sign the minutes or attend the meeting.

                  SECTION 4.13 MANNER OF ACTING. (a) Members of the Board of Directors, or any committee thereof, may participate in any meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating therein can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

                  (b) Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

                  SECTION 4.14 COMPENSATION. (a) The Board of Directors, by a resolution or resolutions may fix, and from time to time change, the compensation of Directors.

                  (b) Each Director shall be entitled to reimbursement from the Corporation for his or her reasonable expenses incurred in attending meetings of the Board of Directors or any committee thereof.

                  (c) Nothing contained in these Bylaws shall be construed to preclude any Director from serving the Corporation in any other capacity and from receiving compensation from the Corporation for service rendered to it in such other capacity.

                  SECTION 4.15 COMMITTEES. The Board of Directors may, by resolution or resolutions adopted by the affirmative vote of a majority of the Board of Directors, designate one or more committees, each committee to consist of two or more Directors, which to the extent provided in said resolution or resolutions shall have and may exercise

                                       7.

the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation; provided, however, that no such committee shall have the power to (i) elect Directors, (ii) alter, amend, or repeal these Bylaws or any resolution of the Board relating to such committee,
(iii) appoint any member of such committee, (iv) declare any dividend or make any other distribution to the stockholders of the Corporation or (v) take any other actions which may lawfully be taken only by the full Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolutions adopted by the Board of Directors.

                  SECTION 4.16 COMMITTEE PROCEDURE. (a) Except as otherwise provided by these Bylaws, each committee shall adopt its own rules governing the time, place and method of holding its meetings and the conduct of its proceedings and shall meet as provided by such rules or by resolution of the Board of Directors. Unless otherwise provided by these Bylaws or any such rules or resolutions, notice of the time and place of each meeting of a committee shall be given to each member of such committee as provided in Section 4.10 of the Bylaws with respect to notices of special meetings of the Board of Directors.

                  (b) Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

                  (c) Any member of any committee, other than a member thereof serving ex-officio, may be removed from such committee either with or without cause, at any time, by resolution adopted by the affirmative vote of a majority of the Board of Directors at any meeting thereof. Any vacancy in any committee shall be filled by the Board of Directors in the manner prescribed by these Bylaws for the original appointment of the members of such committee.

                  SECTION 4.17 EXECUTIVE COMMITTEE. There shall be established an Executive Committee consisting of three (3) members. The Chairman of the Board shall be a member and shall act as Chairman of the Executive Committee. In addition, the Board of Directors shall elect from its members the remaining members of the Executive Committee.

                  The Executive Committee shall, to the full extent of the DGCL, have and may exercise in the intervals between meetings of the Board of Directors, all the powers of the whole Board of Directors in its management of the affairs and business of the Corporation, except the power or authority to:

                           (a)      amend the Certificate of Incorporation;

                           (b)      adopt any agreement of merger or
                  consolidation;

                           (c) recommend to stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

                                       8.

                           (d) recommend to stockholders a dissolution of the Corporation or a revocation of a dissolution;

                           (e)      amend these Bylaws;

                           (f) appoint or remove a member of any committee established by the Board of Directors, fill vacancies on the Board of Directors, remove an officer elected by the Board of Directors, or raise or lower any officer's salary; or

                           (g) declare dividends or authorize the issuance of stock.

                  Meetings of the Executive Committee may be called at any time by the Chairman of the Board and shall be held at the general office of the Corporation or at such other place, within or without the State of Delaware, as the Chairman of the Board may designate, on not less than one day's notice to each member of the Executive Committee, given verbally or in writing either personally, by telephone, by facsimile transmission, by mail, by telegram or telex.

                                    ARTICLE V

                                    OFFICERS

                  SECTION 5.01 NUMBER. (a) The officers of the corporation shall include a Chief Executive Officer, a President, one or more Vice Presidents (including one or more Executive Vice Presidents and one or more Senior Vice Presidents if deemed appropriate by the Board of Directors), a Secretary and a Treasurer. The Board of Directors shall also elect a Chairman of the Board pursuant to Section 5.02. The Board of Directors may also elect such other officers as the Board of Directors may from time to time deem appropriate or necessary. Except for the Chairman of the Board, none of the officers of the Corporation need be a Director of the Corporation. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity.

                  (b) The Chairman of the Board shall be the Chief Executive Officer unless the Board of Directors, by resolution adopted by the affirmative vote of not less than a majority of the Directors then in office, designates the President or some other person as Chief Executive Officer. The President shall be the Chief Operating Officer. If at any time the offices of the Chairman of the Board and Chief Executive Officer shall not be filled, the President shall also be the Chief Executive Officer.

                  (c) The Board of Directors may delegate to the Chief Executive Officer the power to appoint one or more employees of the corporation as divisional or departmental vice presidents and fix the duties of such appointees. However, no such divisional or departmental vice president shall be considered as an officer of the

                                       9.

Corporation, the officers of the Corporation being limited to those officers elected by the Board of Directors.

                  SECTION 5.02 ELECTION OF OFFICERS, QUALIFICATION AND TERM. The officers of the Corporation to be elected by the Board of Directors shall be elected annually at the first meeting of the Board of Directors held after each annual meeting of the stockholders. Each such officer shall hold office for one year and until a successor shall have been duly elected and shall qualify in his or her stead unless the Board of Directors shall have provided by contract or otherwise in any particular case, or until such officer shall have resigned and his or her resignation shall have become effective, or until such officer shall have been removed in the manner hereinafter provided. Notwithstanding anything in this Section 5.02 to the contrary, the Chairman of the Board may be elected only by the vote of a majority of the Directors then in office (who may include the Director who is or is to be the Chairman of the Board).

                  SECTION 5.03 REMOVAL. Except as otherwise expressly provided in a contract duly authorized by the Board of Directors, any officer elected by the Board of Directors may be removed, either with or without cause, at any time by resolution adopted by the affirmative vote of a majority of the Board of Directors at any meeting thereof; provided, however, that the Chairman of the Board may be removed by the vote of a majority of the Directors then in office (excluding the Director who is the Chairman of the Board).

                  SECTION 5.04 RESIGNATIONS. Any officer of the Corporation may resign at any time by giving written notice to the Board of Directors or the Chairman of the Board. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 5.05 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled for the unexpired portion of the term by election by the Board of Directors at any meeting thereof.

                  SECTION 5.06 SALARIES. The salaries of all officers of the Corporation shall be fixed by the Board of Directors from time to time, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

                  SECTION 5.07 THE CHAIRMAN OF THE BOARD. (a) The Chairman of the Board shall have the powers and duties customarily and usually associated with the office of the Chairman of the Board. The Chairman of the Board shall preside at meetings of the stockholders and of the Board of Directors. In the event of the Chairman of the Board's absence or disability and the absence or disability of the President, the Chairman of the Board shall have the power to designate any Director to preside at any or all meetings of the Board of Directors, and the power to designate any Director or any Vice President to preside at any or all meetings of the stockholders.

                                       10.

                  (b) If at any time the office of President shall not be filled, or in the event of the disability of the President, the Chairman of the Board (if one shall be elected) shall have the duties and powers of the President. The Chairman of the Board shall have such other powers and perform such greater or lesser duties as may be delegated to him or her from time to time by the Board of Directors.

                  SECTION 5.08 THE PRESIDENT. In the event of the disability of the Chairman of the Board, the President shall have the powers and duties of the Chairman of the Board. The President shall serve as chief operating officer and shall have such other powers and perform such other duties as may be delegated to him or her from time to time by the Board of Directors or the Chairman of the Board.

                  SECTION 5.09 THE VICE PRESIDENTS. Each Vice President shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairman of the Board or the President.

                  SECTION 5.10 THE SECRETARY AND THE ASSISTANT SECRETARY. (a) The Secretary shall attend meetings of the Board of Directors and meetings of the stockholders and record all votes and minutes of all such proceedings in a book kept for such purpose and shall perform like duties for the committees of Directors as provided for in these Bylaws when required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board of Directors (except in case of meetings called by the Chairman of the Board in accordance with Sections 4.09 or 4.10). He or she shall have charge of the stock ledger (unless responsibility for maintaining the stock ledger is delegated to a transfer agent by the Board of Directors pursuant to Section 6.06) and such other books and papers as the Board of Directors may direct. He or she shall have all such further powers and duties as generally are incident to the position of Secretary or as may from time to time be assigned to him or her by the Board of Directors or the Chairman of the Board.

                  (b) Each Assistant Secretary shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairman of the Board or the Secretary. In case of the absence or disability of the Secretary, the Assistant Secretary designated by the Secretary (or, in the absence of such designation, the senior Assistant Secretary) shall perform the duties and exercise the powers of the Secretary.

                  SECTION 5.11 THE TREASURER AND THE ASSISTANT TREASURER. (a) The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He or she may endorse all commercial documents requiring endorsements for or on behalf of the Corporation and may sign all receipts and vouchers for payments made to the Corporation.

                                       11.

                  (b) The Treasurer shall disburse funds of the Corporation as may from time to time be ordered by the Board of Directors, taking proper vouchers for such disbursements, and render to the Board of Directors, the Chairman of the Board and President, whenever they may require it, an account of all transactions undertaken by him or her as Treasurer and of the financial condition of the Corporation.

                  (c) The Treasurer shall also maintain adequate records of all assets, liabilities and transactions of the corporation and shall see that adequate audits thereof are currently and regularly made. The Treasurer shall have such other powers and perform such other duties that generally are incident to the position of Treasurer or as may from time to time be assigned to him or her by the Board of Directors, the Chairman of the Board or the President.

                  (d) Each Assistant Treasurer shall have such powers and perform such duties as may from time to time be assigned to him or her by the Board of Directors, the Chairman of the Board, the President or the Treasurer. In case of the absence or disability of the Treasurer, the Assistant Treasurer designated by the Treasurer (or, in the absence of such designation, the senior Assistant Treasurer) shall perform the duties and exercise the powers of the Treasurer.

                  SECTION 5.12 TREASURER'S BOND. If required by the Board of Directors, the Treasurer or any Assistant Treasurer shall give the Corporation a bond in such form and with such surety or sureties as are satisfactory to the Board of Directors for the faithful performance of the duties of office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

                  SECTION 5.13 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall have, subject to the supervision, direction and control of the Board of Directors, the general powers and duties of supervision, direction and management of the affairs and business of the Corporation usually vested in the chief executive officer of a Corporation, including, without limitation, all powers necessary to direct and control the organizational and reporting relationships within the Corporation. If at any time the office of Chairman of the Board shall not be filled, the Chief Executive Officer shall have the powers and duties of the Chairman of the Board.

                  SECTION 5.14 CHIEF OPERATING OFFICER. The Chief Operating Officer shall, subject to the supervision, direction and control of the Chief Executive Officer and the Board of Directors, manage the day-to-day operations of the Corporation and, in general, shall assist the Chief Executive Officer.

                                   ARTICLE VI

                                      STOCK

                                       12.

                  SECTION 6.01 CERTIFICATES. Certificates or shares of the stock of the Corporation shall be issued under the seal of the Corporation, or facsimile thereof, and shall be numbered and shall be entered in the books of the Corporation as they are issued. Each certificate shall bear a serial number, shall exhibit the holder's name and the number of shares evidenced thereby, and shall be signed by the Chairman of the Board or a Vice Chairman, if any, or the Chief Executive Officer or the President or any Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person or entity were such officer, transfer agent or registrar at the date of issue.

                  SECTION 6.02 TRANSFERS. Transfers of stock of the Corporation shall be made on the books of the Corporation only upon surrender to the Corporation of a certificate for the shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer; provided, however, such succession, assignment, or transfer is not prohibited by the Certificate of Incorporation, the Bylaws, applicable law, or contract. Thereupon, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                  SECTION 6.03 LOST, STOLEN OR DESTROYED CERTIFICATES. Any person claiming a certificate of stock to be lost, stolen or destroyed shall make an affidavit or an affirmation of that fact, and shall give the Corporation a bond of indemnity in satisfactory form and with one or more satisfactory sureties, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

                  SECTION 6.04 RECORD DATE. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors shall fix, in advance, a record date, which shall not be more than 60 nor less than ten days before the date of such meeting, nor more than 60 days prior to any other action.

                  (b)      If no record date is fixed by the Board of Directors,
(i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given, or, if notice is waived by all stockholders entitled to vote at the meeting, at the close of business on the day next preceding the day on which the meeting was held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                                       13.

                  (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  SECTION 6.05 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares as the person entitled to exercise the rights referred to in
Section 6.04 and shall not be bound to recognize any equitable or other claim to or interest in any such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Delaware.

                  SECTION 6.06 ADDITIONAL POWERS OF THE BOARD. (a) In addition to those powers set forth in Section 4.01, the Board of Directors shall have power and authority to make all such rules and regulations as it shall deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

                  (b) The Board of Directors may appoint and remove transfer agents and registrars of transfers, and may require all stock certificates to bear the signature of any such transfer agent and/or any such registrar of transfers.

                  (c) The Board of Directors shall have power and authority to create and issue (whether or not in connection with the issue and sale of any stock or other securities of the Corporation) warrants, rights or options entitling the holders thereof to purchase from the Corporation any shares of any class or classes or any other securities of the Corporation for such consideration and to such persons, firms or corporations as the Board of Directors, in its sole discretion, may determine, setting aside from the authorized but unissued stock of the Corporation the requisite number of shares for issuance upon the exercise of such warrants, rights or options. Such warrants, rights or options shall be evidenced by such instrument or instruments as shall be approved by the Board of Directors. The terms upon which, the time or times (which may be limited or unlimited in duration) at or within which, and the price or prices at which any such shares or other securities may be purchased from the Corporation upon the exercise of any such warrant, right or option shall be such as shall be fixed and stated in a resolution or resolutions of the Board of Directors providing for the creation and issue of such warrants, rights or options.

                                   ARTICLE VII

                    LIMITATIONS OF OWNERSHIP BY NON-CITIZENS

                  SECTION 7.01 DEFINITIONS. (a) "Act" shall mean Subtitle VII of Title 49 of the United States Code, as amended, or as the same may be from time to time amended.

                                       14.

                  (b) "Beneficial Ownership," "Beneficially Owned" or "Owned Beneficially" refers to beneficial membership as defined in Rule 13d-3 (without regard to the 60-day provision in paragraph (d)(1)(i) thereof) under the Securities Exchange Act of 1934, as amended.

                  (c) "Foreign Stock Record" shall have the meaning set forth Section 7.03.

                  (d) "Non-Citizen" shall mean any person or entity who is not a "citizen of the United States" (as defined in Section 40102 of the Act), including any agent, trustee or representative of a Non-Citizen.

                  (e)      "Own or Control" or "Owned or Controlled" shall mean
(i) ownership of record, (ii) beneficial ownership or (iii) the power to direct, by agreement, agency or in any other manner, the voting of Stock. Any determination by the Board of Directors as to whether Stock is Owned or Controlled by a Non-Citizen shall be final.

                  (f) "Permitted Percentage" shall mean 25% of the voting power of the Stock.

                  (g) "Stock" shall mean the outstanding capital stock of the Corporation entitled to vote; provided, however, that for the purpose of determining the voting power of Stock that shall at any time constitute the Permitted Percentage, the voting power of Stock outstanding shall not be adjusted downward solely because shares of Stock may not be entitled to vote by reason of any provision of this Article VII.

                  SECTION 7.02 POLICY. It is the policy of the Corporation that, consistent with the requirements of the Act, Non-Citizens shall not Own or Control more than the Permitted Percentage and, if Non-Citizens nonetheless at any time Own or Control more than the Permitted Percentage, the voting rights of the Stock in excess of the Permitted Percentage shall be automatically suspended in accordance with Sections 7.03 and 7.04 below.

                  SECTION 7.03 FOREIGN STOCK RECORD. The Corporation or any transfer agent designated by it shall maintain a separate stock record (the "Foreign Stock Record") in which shall be registered Stock known to the corporation to be Owned or Controlled by Non-Citizens. The Foreign Stock Record shall include (i) the name and nationality of each such Non-Citizen, (ii) the number of shares of Stock Owned or Controlled by such Non-Citizen and (iii) the date of registration of such shares in the Foreign Stock Record. In no event shall shares in excess of the Permitted Percentage be entered on the Foreign Stock Record. In the event that the Corporation shall determine that Stock registered on the Foreign Stock Record exceeds the Permitted Percentage, sufficient shares shall be removed from the Foreign Stock Record so that the number of shares entered therein does not exceed the Permitted Percentage. Stock shall be removed from the Foreign Stock Record in reverse chronological order based upon the date of registration therein.

                                       15.

                  SECTION 7.04 SUSPENSION OF VOTING RIGHTS. If at any time the number of shares of Stock known to the Corporation to be Owned or Controlled by Non-Citizens exceeds the Permitted Percentage, the voting rights of Stock Owned or Controlled by Non-Citizens and not registered on the Foreign Stock Record at the time of any vote or action of the stockholders of the Corporation shall, without further action by the Corporation, be suspended. Such suspension of voting rights shall automatically terminate upon the earlier of the (i) transfer of such shares to a person or entity who is not a Non-Citizen, or (ii) registration of such shares on the Foreign Stock Record, subject to the last two sentences of Section 7.03.

                  SECTION 7.05 BENEFICIAL OWNERSHIP INQUIRY. (a) The Corporation may by notice in writing (which may be included in the form of proxy or ballot distributed to stockholders in connection with the annual meeting or any special meeting of the stockholders of the Corporation, or otherwise) require a person that is a holder of record of Stock or that the Corporation knows to have, or has reasonable cause to believe has, Beneficial Ownership of Stock to certify in such manner as the Corporation shall deem appropriate (including by way of execution of any form of proxy or ballot of such person) that, to the knowledge of such person:

                  (i) all Stock as to which such person has record ownership or Beneficial Ownership is Owned and Controlled only by Citizens of the United States; or

                  (ii) the number and class or series of Stock owned of record or Beneficially Owned by such person that is Owned or Controlled by Non-Citizens is as set forth in such certificate.

                  (b) With respect to any Stock identified in response to clause (a)(ii) above, the Corporation may require such person to provide such further information as the Corporation may reasonably require in order to implement the provisions of this Article VII.

                  (c)      For purposes of applying the provisions of this
Article VII with respect to any Stock, in the event of the failure of any person to provide the certificate or other information to which the Corporation is entitled pursuant to this Section 7.05, the Corporation shall presume that the Stock in question is Owned or Controlled by Non-Citizens.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  SECTION 8.01 PLACE AND INSPECTION OF BOOKS. (a) The books of the Corporation other than such books as are required by law to be kept within the State of Delaware shall be kept in the State of Arizona or at such place or places either within or without the State of Delaware as the Board of Directors may from time to time determine.

                                       16.

                  (b) At least ten days before each meeting of stockholders, the officer in charge of the stock ledger of the Corporation shall prepare a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  (c) The Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the accounts and books of the Corporation (except such as may be by law specifically open to inspection or as otherwise provided by these Bylaws) or any of them shall be open to the inspection of the stockholders and the stockholders' rights in respect thereof.

                  SECTION 8.02 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid or owed in settlement actually and reasonably paid or incurred by him or her or rendered or levied against him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation; and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, in itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses, including attorneys' fees, actually and reasonably

                                       17.

paid or incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

                  (c) The Corporation shall, at the discretion of the Board of Directors, indemnify all employees and agents of the Corporation (other than Directors and officers) to the extent that Directors and officers shall be indemnified pursuant to subsections (a) and (b).

                  (d) To the extent that a person who may be entitled to indemnification by the Corporation under this section is or has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorney's fees, actually and reasonably paid or incurred by him or her in connection therewith.

                  (e)      Any indemnification under subsections (a), (b), or
(c) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsection (a) or (b). Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, (iii) by the stockholders, or (iv) in any case in which applicable law makes court approval a prerequisite to indemnification, by the court in which such action, suit or proceeding was brought or another court of competent jurisdiction.

                  (f) Expenses, including attorneys' fees, incurred by an officer or Director in defending a civil, criminal, administrative, or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this section. Such expenses, including attorneys' fees, incurred by other employees and agents shall be so paid upon terms and conditions, if any, as the Board of Directors deems appropriate.

                  (g) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may

                                       18.

be entitled under any bylaw, agreement, vote of the stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                  (h) The provisions of this section shall continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the estate, executors, administrators, spouse, heirs, legatees or devisees of a person entitled to indemnification hereunder and the term "person," where used in the section shall include the estate, executors, administrators, spouse, heirs, legatees or devisees of such person.

                  (i) For the purposes of this Section 8.02, (i) "employee benefit plan" and "fiduciary" shall be deemed to include, but not be limited to, the meanings set forth, respectively, in Section 3(3) and 21(A) of the Employee Retirement Income Security Act of 1974, as amended, and references to the judgments, fines and amounts paid or owed in settlement or rendered or levied shall be deemed to encompass and include excise taxes required to be paid pursuant to applicable law in respect of any transaction involving an employee benefit plan, (ii) references to the Corporation shall be deemed to include any predecessor corporation and any constituent corporation absorbed in a merger, consolidation or other reorganization of or by the Corporation which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries so that any person who was a director, officer, employee, agent or fiduciary of such predecessor or constituent corporation, or served at the request of such predecessor or constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Section 8.02 with respect to the Corporation as such person would have with respect to such predecessor or constituent corporation if its separate existence had continued, and (iii) all other terms shall be deemed to have the meanings for such terms as set forth in Section 145 of the DGCL.

                  SECTION 8.03 DIVIDENDS. (a) Dividends may be declared at the discretion of the Board of Directors at any meeting thereof.

                  (b) Dividends may be paid to stockholders in cash or, when the Directors shall so determine, in stock. A Director shall be fully protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officers as to the value and amount of the assets, liabilities or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared.

                  (c) Before payment of any dividend or any distribution of profits, there may be set aside out of the said surplus of the Corporation such sum or sums as the Board of Directors from time to time, in its discretion thinks proper as a reserve fund to meet contingencies, or for equalizing dividends, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation and the Board of Directors may abolish any such reserve in the manner in which it was created.

                                       19.

                  SECTION 8.04 EXECUTION OF DEEDS, CONTRACTS, AND OTHER AGREEMENTS AND INSTRUMENTS. Subject to the specific directions of the Board of Directors, all deeds, mortgages and bonds entered into by the Corporation and all other written contracts and agreements to which the Corporation shall be a party shall be executed in its name by the Chairman of the Board, the President, or a Vice President, or such other person or persons as may be authorized by any such officer.

                  SECTION 8.05 CHECKS. All checks, drafts, acceptances, notes and other orders, demands or instruments in respect to the payment of money may be signed or endorsed on behalf of the Corporation by such officer or officers or by such agent or agents as the Board of Directors may from time to time designate.

                  SECTION 8.06 VOTING SHARES IN OTHER CORPORATIONS. The Chairman of the Board of the Corporation (or any other Director designated by a majority of the Board of Directors) may vote any and all shares held by the Corporation in any other corporation.

                  SECTION 8.07 FISCAL YEAR. The fiscal year of the Corporation shall correspond with the calendar year.

                  SECTION 8.08 GENDER/NUMBER. As used in these Bylaws, the masculine, feminine or neuter gender, and the singular or plural number, shall each include the others whenever the context so indicates.

                  SECTION 8.09 PARAGRAPH TITLES. The titles of the paragraphs have been inserted as a matter of reference only and shall not control or affect the meaning or construction of any of the terms and provisions hereof.

                  SECTION 8.10 AMENDMENT. These Bylaws may be altered, amended or repealed by the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote at any meeting of stockholders or by resolution adopted by the affirmative vote of not less than a majority of the Directors in office at any annual or regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of the proposed alteration, amendment or repeal be contained in the notice of such special meeting.

                  SECTION 8.11 CERTIFICATE OF INCORPORATION. Notwithstanding anything to the contrary contained herein, if any provision contained in these Bylaws is inconsistent with or conflicts with a provision of the Certificate of Incorporation, such provision of these Bylaws shall be superseded by the inconsistent provision in the Certificate of Incorporation to the extent necessary to give effect to such provision in the Certificate of Incorporation.

                                       20.

                                TABLE OF CONTENTS

                                                                                                                    PAGE
Article I Offices.................................................................................................    1

Article II Seal...................................................................................................    1

Article III Meetings of Stockholders..............................................................................    1

Section 3.01 Place of Meetings....................................................................................    1

Section 3.02 Annual Meetings......................................................................................    1

Section 3.03 Special Meetings.....................................................................................    2

Section 3.04 Action by Consent in Lieu of a Meeting...............................................................    2

Section 3.05 Notice of Meetings...................................................................................    2

Section 3.06 Stockholder Notices..................................................................................    2

Section 3.07 Adjourned Meetings...................................................................................    3

Section 3.08 Quorum and Adjournment...............................................................................    3

Section 3.09 Majority Vote Required...............................................................................    3

Section 3.10 Manner of Voting.....................................................................................    3

Section 3.11 Proxies..............................................................................................    4

Section 3.12 Presiding Officer and Secretary......................................................................    4

Section 3.13 Disregard of Nomination or Proposal..................................................................    4

Section 3.14 Inspections of Elections.............................................................................    4

Article IV Directors..............................................................................................    4

Section 4.01 Powers...............................................................................................    4

Section 4.02 Number and Classification............................................................................    5

Section 4.03 Nominations..........................................................................................    5

Section 4.04 Resignations.........................................................................................    5

Section 4.05 Removal..............................................................................................    5

Section 4.06 Vacancies............................................................................................    6

Section 4.07 Presiding Officer and Secretary......................................................................    6

Section 4.08 Annual Meetings......................................................................................    6

Section 4.09 Regular Meetings.....................................................................................    6

Section 4.10 Special Meetings.....................................................................................    6

Section 4.11 Quorum and Powers of a Majority......................................................................    7

Section 4.12 Waiver of Notice.....................................................................................    7

Section 4.13 Manner of Acting.....................................................................................    7

Section 4.14 Compensation.........................................................................................    7

Section 4.15 Committees...........................................................................................    7

Section 4.16 Committee Procedure..................................................................................    8

                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                    PAGE
Section 4.17 Executive Committee..................................................................................    8

Article V Officers................................................................................................    9

Section 5.01 Number...............................................................................................    9

Section 5.02 Election of Officers, Qualification and Term.........................................................   10

Section 5.03 Removal..............................................................................................   10

Section 5.04 Resignations.........................................................................................   10

Section 5.05 Vacancies............................................................................................   10

Section 5.06 Salaries.............................................................................................   10

Section 5.07 The Chairman of the Board............................................................................   10

Section 5.08 The President........................................................................................   11

Section 5.09 The Vice Presidents..................................................................................   11

Section 5.10 The Secretary and the Assistant Secretary............................................................   11

Section 5.11 The Treasurer and the Assistant Treasurer............................................................   11

Section 5.12 Treasurer's Bond.....................................................................................   12

Section 5.13 Chief Executive Officer..............................................................................   12

Section 5.14 Chief Operating Officer..............................................................................   12

Article VI Stock..................................................................................................   12

Section 6.01 Certificates.........................................................................................   13

Section 6.02 Transfers............................................................................................   13

Section 6.03 Lost, Stolen or Destroyed Certificates...............................................................   13

Section 6.04 Record Date..........................................................................................   13

Section 6.05 Registered Stockholders..............................................................................   14

Section 6.06 Additional Powers of the Board.......................................................................   14

Article VII Limitations of Ownership by Non-Citizens..............................................................   14

Section 7.01 Definitions..........................................................................................   14

Section 7.02 Policy...............................................................................................   15

Section 7.03 Foreign Stock Record.................................................................................   15

Section 7.04 Suspension of Voting Rights..........................................................................   16

Section 7.05 Beneficial Ownership Inquiry.........................................................................   16

Article VIII Miscellaneous........................................................................................   16

Section 8.01 Place and Inspection of Books........................................................................   16

Section 8.02 Indemnification of Directors, Officers, Employees and Agents.........................................   17

Section 8.03 Dividends............................................................................................   19

Section 8.04 Execution of Deeds, Contracts, and Other Agreements and Instruments..................................   20

                                       ii.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                    PAGE
Section 8.05 Checks...............................................................................................   20

Section 8.06 Voting Shares in Other Corporations..................................................................   20

Section 8.07 Fiscal Year..........................................................................................   20

Section 8.08 Gender/Number........................................................................................   20

Section 8.09 Paragraph Titles.....................................................................................   20

Section 8.10 Amendment............................................................................................   20

Section 8.11 Certificate of Incorporation.........................................................................   20

                                      iii.

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.